UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

AMN Healthcare Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16753	06-1500476
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 871-8519

Not Applicable (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2010, AMN Healthcare Services, Inc. (the “Company”) issued a press release announcing its second quarter 2010 results and filed a Current Report on Form 8-K. A copy of the press release was furnished as Exhibit 99.1 and incorporated therein by reference.

The press release contained an inadvertent error in the amount of  “Net cash provided by operating activities” and “Net cash used in financing activities” for the periods ended March 31, 2010 and June 30, 2010 in the Condensed Consolidated Statements of Cash Flows on page 10 of the Report on 8-K.  This error also effected the “Cash flow from operations” for the second quarter of 2010 row provided in the Financial Highlights table on page one. The corrected rows are below:

	AMN Healthcare Services, Inc. Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited)
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2010	2009	2010	2010	2009

Net cash provided by operating activities	$6,546	$36,388	$11,715	$18,261	$73,945

Net cash provided by (used in) investing activities	462	(1,204)	(668)	(206)	(2,434)

Net cash used in financing activities	(2,211)	(28,420)	(1,536)	(3,747)	(59,374)

Effect of exchange rates on cash	4	49	3	7	35

Net increase in cash and cash equivalents	4,801	6,813	9,514	14,315	12,172

Cash and cash equivalents at beginning of period	36,567	16,675	27,053	27,053	11,316

Cash and cash equivalents at end of period	$41,368	$23,488	$36,567	$41,368	$23,488

(Dollars in millions)
	Q2 2010	% Chg Q2 2009	% Chg Q1 2010
Cash Flow from Operations	$6.5	(82%)	(44%)

The complete earnings release as corrected is attached hereto as exhibit 99.1 and incorporated by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Press release, as corrected, as of July 30, 2010, included the Company’s announcement that it entered into a definitive agreement to acquire NF Investors, Inc. As a result, we are also filing this Form 8-K/A as soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by the Company, as corrected, as of July 30, 2010, furnished pursuant to Item 2.02 of this Form 8-k

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: July 30, 2010	By:	/s/ Susan R. Nowakowski
Susan R. Nowakowski
President & Chief Executive Officer